SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549



                          FORM 8-K

                        CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported):
                    September 30, 1999


                    CK Witco Corporation
      (Exact Name of Registrant as Specified in its Charter)



      Delaware            0-30270               52-2183153
(State or other    (Commission File Number)    (IRS Employer
 jurisdiction of                                Identification
 incorporation)                                 Number)


             199 Benson Road, Middlebury, CT 06749
       (Address of principal executive offices) (zip code)


                         (203) 573-2000
   (Registrant's telephone number, including area code)







Item 5.     Other Events

     CK Witco Corporation, a Delaware corporation, distributed a presentation for security analysts on September 30, 1999. The presentation contains financial information including an initial reporting of business segment data for CK Witco Corporation, a corporation formed from the merger of Crompton & Knowles Corporation and Witco Corporation on September 1, 1999. A copy of the presentation is attached as an exhibit hereto and is incorporated by reference herein.

Item 7.     Financial Statements and Exhibits

(a)         Financial statements of businesses acquired.

                Not Applicable

(b)         Pro forma financial information

                Not Applicable

(c)         Exhibits.

            99.1   Security Analyst Presentation dated
                   September 30, 1999.





                         SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CK WITCO CORPORATION

                                   By: /s/J T. Ferguson II
                                   Name:  J T. Ferguson II
                                   Title: Senior Vice President,
                                          General Counsel and
                                          Secretary


Date: September 30, 1999






                          EXHIBIT INDEX

     99.1     Security Analyst Presentation dated
              September 30, 1999.